UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 11, 2023
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No.	001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1900 Polaris Parkway
Columbus,	OH
and Im Langacher, P.O. Box MT-100 CH Greifensee, Switzerland		43240	and 8606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01. Other Events.

Subsequent to the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, we are updating immaterial incorrect information in our supplemental non-GAAP metrics of local currency sales growth (decrease) by origin for the three months ended June 30, 2023 included in Management’s Discussion and Analysis of the Company’s Operating Segments to the following:

	Swiss Operations	Western European Operations	Chinese Operations	Other
Total net sales	(15)%	0%	0%	14%
Total net sales to external customers	6%	0%	2%	6%

Changes in local currency exclude the effect of currency exchange rate fluctuations. Local currency amounts are determined by translating current and previous year consolidated financial information at an index utilizing historical currency exchange rates. We believe local currency information provides a helpful assessment of business performance and a useful measure of results between periods. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We present non-GAAP financial measures in reporting our financial results to provide investors with an additional analytical tool to evaluate our operating results.

All other information in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, including the Consolidated Financial Statements and related disclosures and our description of net sales and net sales by geographic destination in Management’s Discussion and Analysis of Financial Condition and Results of Operations pertaining to “Operating Results – Consolidated”, remains unchanged.

This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and does not modify or update the disclosures therein in any way, other than as required to reflect the immaterial incorrect information described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Date: August 11, 2023	By:	/s/ Shawn P. Vadala

Shawn P. Vadala
Chief Financial Officer